Discontinued Operations	12 Months Ended
Dec. 31, 2025
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

NOTE 5 — DISCONTINUED OPERATIONS

On July 14, 2023, we entered into a series of transactions that spun off our crypto trading business to our ordinary and preferred shareholders (the “Spin-off Transaction”). This was accomplished by first transferring Webull Pay LLC, Webull Pay Pte. Ltd., and Webull Pay (Australia) Pty. Ltd. to Webull Pay Inc., a newly created entity incorporated in the Cayman Islands with limited liability and then transferring all our ownership in Webull Pay Inc. to our shareholders in proportion to their ownership of us as a distribution. However, certain of our shareholders elected to receive their distribution in cash instead of shares in Webull Pay Inc. The aggregate amount of the cash distribution was $2,852,106 and was paid during 2024. Immediately prior to the Spin-off Transactions, we had entered into a loan agreement whereby Webull Pay Inc. was obligated to reimburse us for the cash distribution. The loan agreement provided for a non-interest-bearing loan with an initial maturity date of July 13, 2024 and a principal amount of $2,852,106 and was secured with the equity interests of entities that Webull Pay Inc. owned. The principal amount was repaid in its entirety during 2024.

The Spin-off Transaction was accounted for as a nonreciprocal transfer to our owners and the distribution was recorded within our consolidated statements of changes in shareholders’ deficit based upon the carrying value of the net assets of Webull Pay Inc. The net assets of Webull Pay Inc. represent the net assets of Webull Pay LLC, Webull Pay Pte. Ltd., and Webull Pay (Australia) Pty. Ltd., as the transfer of these entities to Webull Pay Inc. was determined to be a common control transaction. The net asset value of Webull Pay Inc. distributed to our shareholders was $7,014,594.

The following table presents the composition of Webull Pay Inc.’s net assets deconsolidated as of July 14, 2023:

Assets:
Cash and cash equivalents and segregated cash	$7,162,982
Receivables from brokers, dealers, and clearing organizations	479,145
Prepaid expenses and other assets	666,872
Right-of-use asset	173,623
Liabilities:
Accrued expenses and other current liabilities	(1,290,637)
Operating lease liabilities	(177,391)
Net assets distributed	$7,014,594

As a result of the Spin-off Transaction, we no longer had significant involvement with Webull Pay Inc. or its subsidiaries and were no longer required to consolidate them as of July 14, 2023.

The following table presents the major classes of line items constituting pretax income of the discontinued operations for the years ended 2025, 2024 and 2023:

	2025	2024	2023
Revenues:
Handling charge income	$–	$–	$3,990,950
Interest related income and other	–	–	23,619
Operating Expenses:
Brokerage and transaction	–	–	3,918
Marketing and branding	–	–	118,874
General and administrative	–	–	1,586,587
Pretax income of discontinued operations	–	–	2,305,190
Income tax (benefit) expense attributable to discontinued operations	–	(2,691,778)	520,725
Income from discontinued operations	$–	$2,691,778	$1,784,465

Our discontinued operations had total operating and financing cash used in discontinued operations of $1,904,163 and $11,928,000 respectively, and no cash flows from investing activities for the year ended December 31, 2023.

On September 26, 2025, the Company re-acquired Webull Pay. Refer to Note 6 below for further details.